SUPPLEMENT TO THE PROSPECTUS

                          PROSPECTUS DATED MAY 1, 1995
                          (AS AMENDED AUGUST 10, 1995)

                       Templeton Developing Markets Trust

                                       * * *


The following language supplements the discussion under "INVESTMENT OBJECTIVES AND POLICIES" and "MANAGEMENT OF THE FUND - INVESTMENT MANAGER":

The Fund's investment manager, Templeton Investment Management (Hong Kong) Limited, has been reorganized as the Hong Kong office of Templeton Investment Management (Singapore) Pte Ltd. ("Investment Manager"), 20 Raffles Place, Ocean Towers, Singapore. The Investment Manager is an indirect wholly owned subsidiaries of Franklin Resources, Inc. ("Franklin"). Through its subsidiaries, Franklin is engaged in various aspects of the financial services industry.





September 29, 1995                                         TL711 STKR 09/95